UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 26, 2004

                                 PERRIGO COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                          0-19725                     38-2799573
---------------                    ------------             --------------------
(State of other                    (Commission                 (IRS Employer
Jurisdiction of                    File Number)             Identification  No.)
 Incorporation)

515 Eastern Avenue, Allegan, Michigan                     49010
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451

                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Disclosure of Results of Operations and Financial Condition

On October 26, 2004, the Perrigo Company released earnings for the first quarter fiscal year 2005.

The press release related to Perrigo's earnings is attached as Exhibit 99.

The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(c)   Exhibits

      99 Press release issued by Perrigo Company on October 26, 2004, furnished solely pursuant to item 2.02 of Form 8-K.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PERRIGO COMPANY
                                                (Registrant)

                                                By: /s/Douglas R. Schrank
                                                    ----------------------------
Dated: October 26, 2004                             Douglas R. Schrank
                                                    Executive Vice President and
                                                      Chief Financial Officer
                                                      (Principal Accounting and
                                                      Financial Officer)

                                  Exhibit Index

      Exhibit 99 - Press Release issued by Perrigo Company on October 26, 2004, furnished solely pursuant to Item 2.02 of Form 8-K.